Estimated Fair Value of Assets Acquired and Liabilities Assumed (Detail) (USD $)	Sep. 30, 2011
Estimated fair values of the assets acquired and liabilities assumed
Cash and cash equivalents	$ 7,201,638
Other current assets	40,483
Notes and accrued interest receivable	4,555,562
Goodwill	169,987
Intangible assets	260,000
Accounts payable and accrued expenses	(379,754)
Total purchase price	$ 11,847,916